Exhibit 1.1

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II

BENCHMARK 2020-B21 MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2020-B21

Underwriting Agreement

Dated as of November 20, 2020

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179
Citigroup Global Markets Inc. 390 Greenwich Street New York, New York 10013	Drexel Hamilton, LLC 77 Water Street New York, New York 10005
Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005	Academy Securities, Inc. 140 East 45th Street New York, New York 10017

Ladies and Gentlemen:

GS Mortgage Securities Corporation II, a Delaware corporation (the “Company”), proposes to cause to be issued its Benchmark 2020-B21 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B21 and cause to be created the RR Interest, each pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 1, 2020, among the Company, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and as trustee (in such capacity, the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), and proposes to sell the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates specified on Schedule I hereto (collectively, the “Publicly Offered Certificates”) to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), and Drexel Hamilton, LLC (“Drexel” and, together with GS&Co., CGMI, DBSI, JPMS, and Academy, the “Underwriters”). The Publicly Offered Certificates, the Company’s Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class R, Class S and Class RR Certificates (together with the Publicly Offered Certificates, the “Certificates”) and the RR Interest will represent in the aggregate the entire beneficial ownership interest in the assets of a trust fund (the “Trust Fund”) primarily consisting of a segregated pool (the “Mortgage Pool”) of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial and multifamily properties. The Mortgage Loans will be purchased by the Company from Goldman Sachs Mortgage Company (“GSMC”), Citi Real Estate Funding Inc. (“CREFI”), German American Capital Corporation (“GACC”) and JPMorgan Chase Bank, National Association (“JPMCB”) (each individually, a “Mortgage Loan Seller” and collectively, the “Mortgage Loan Sellers”) pursuant to (i) a Mortgage Loan Purchase Agreement, dated as of November 30, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Company and GSMC, (ii) a Mortgage Loan Purchase Agreement, dated as of November 30, 2020 (the “CREFI Mortgage Loan Purchase Agreement”), between the Company and CREFI, (iii) a Mortgage Loan Purchase Agreement, dated as of November 30, 2020 (the “GACC Mortgage Loan Purchase Agreement”), between the Company and GACC, and (iv) a Mortgage Loan Purchase Agreement, dated as of November 30, 2020 (together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Company and JPMCB, in each case in exchange for immediately available funds. This Underwriting Agreement (this “Agreement”) is to confirm the arrangements with respect to your purchase of the Publicly Offered Certificates. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, as in effect on the Closing Date (as defined in Section 4(a) of this Agreement).

At or prior to the time when sales to purchasers of the Publicly Offered Certificates were first made, which was approximately (a) 2:34 p.m. (Eastern Time) on November 20, 2020 with respect to the Publicly Offered Certificates (other than the Class X-A and Class X-B Certificates) and (b) 9:34 a.m. (Eastern Time) on November 24, 2020 with respect to the Class X-A and Class X-B Certificates (collectively, the “Time of Sale”), the Company had prepared or made available the applicable Time of Sale Information.

The “Time of Sale Information” shall mean, with respect to the Publicly Offered Certificates, (i) a structural and collateral term sheet, dated November 16, 2020 (the “Term Sheet”) constituting a Free Writing Prospectus; (ii) the Preliminary Prospectus (as defined below); and (iii) each additional Free Writing Prospectus (as defined below), the first page of each of which is listed on Annex A hereto (the “Additional Free Writing Prospectuses”); provided that, if, subsequent to the date of this Agreement, the Company and the Underwriters (x) determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) terminate their old purchase contracts and enter into new purchase contracts with investors in the Publicly Offered Certificates, then “Time of Sale Information” will refer to the information, including any information that corrects such material misstatements or omissions, conveyed to purchasers at the time of entry into the first such new purchase contract (“Corrective Information”) and “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into.

“Free Writing Prospectus” means a “free writing prospectus” as defined pursuant to Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

1.                  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                A registration statement on Form SF-3 (Commission File No. 333-226082), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Publicly Offered Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act, has been filed with the Securities and Exchange Commission (the “Commission”) and such registration statement, as amended, has become effective. No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending or, to the Company’s knowledge, threatened by the Commission. Such registration statement, as amended at the time when it became effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, is hereinafter referred to as the “Registration Statement”. Any reference in this Agreement to the Registration Statement used in connection with the offering of the Publicly Offered Certificates, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any exhibits thereto and the documents incorporated by reference therein pursuant to Item 10(d) of Form SF-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus and the Prospectus shall be deemed to refer to and include any documents filed after the date the Registration Statement became effective, or the date of the Preliminary Prospectus or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. The Company has also prepared and filed with the Commission a preliminary prospectus, dated November 16, 2020 (collectively, the “Preliminary Prospectus”) specifically relating to the Publicly Offered Certificates, in accordance with Rule 424(h) and Rule 430D under the Securities Act. The Company has filed with, or proposes to file with, the Commission pursuant to 424(b) under the Securities Act a prospectus specifically relating to the Publicly Offered Certificates (including any diskette or other electronic media delivered therewith, the “Prospectus”). The conditions to the use by the Company of a registration statement on Form SF-3 under the Securities Act, as set forth in the General Instructions to Form SF-3, and the conditions of Rule 415 under the Securities Act have been satisfied or will be satisfied as of the date on which the Prospectus is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the Registration Statement and the Prospectus. There is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information. There has been no notification with respect to the suspension of the qualification for sale of the Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

(b)               As of its effective date or deemed effective date pursuant to Rule 430D under the Securities Act (the “Effective Date”), the Registration Statement did conform in all material respects to the requirements of the Securities Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Securities Act or the Exchange Act, as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information (as defined below);

(c)                As of the date of the Preliminary Prospectus, the Preliminary Prospectus conformed, and as of the date of the Prospectus and as of the Closing Date, the Prospectus will conform, in all material respects, to the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and such document does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to the absence of pricing or price dependent information (solely as to the Preliminary Prospectus) or to any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, any Operating Advisor and Asset Representations Reviewer Information or any Underwriter Information;

(d)               The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that the Company makes no representations, warranties or agreements as to (A) the information contained in the Preliminary Prospectus or the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter on behalf of itself or the other Underwriters specifically for use in connection with the preparation of the Preliminary Prospectus or the Prospectus or any revision or amendment thereof or supplement thereto (the “Underwriter Information”), (B) any information contained in or omitted from the portions of the Preliminary Prospectus or the Prospectus for which each Mortgage Loan Seller is obligated to indemnify the Underwriters pursuant to the related Indemnification Agreement, each dated as of November 20, 2020, among such Mortgage Loan Seller, the Underwriters, the Initial Purchasers and the Company (the “Mortgage Loan Seller Information”), (C) any information contained in or omitted from the portions of the Preliminary Prospectus or the Prospectus for which the Master Servicer and the Special Servicer are obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of November 20, 2020, among the Master Servicer, the Special Servicer, the Underwriters, the Initial Purchasers and the Company (the “Master Servicer and Special Servicer Information”), (D) any information contained in or omitted from the portions of the Preliminary Prospectus or the Prospectus for which the Certificate Administrator and the Trustee are obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of November 20, 2020, among the Certificate Administrator, the Trustee, the Underwriters, the Initial Purchasers and the Company (the “Certificate Administrator and Trustee Information”), or (E) any information contained in or omitted from the portions of the Preliminary Prospectus or the Prospectus for which the Operating Advisor and the Asset Representations Reviewer are obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of November 20, 2020, among the Operating Advisor, the Asset Representations Reviewer, the Underwriters, the Initial

Purchasers and the Company (the “Operating Advisor and Asset Representations Reviewer Information”). The parties acknowledge and agree that the Underwriter Information shall consist solely of the fourth paragraph (but only the first and third sentences thereof), the sixth paragraph (but only the fourth sentence thereof), the eighth paragraph, the ninth paragraph, the tenth paragraph and the eleventh paragraph of the section of the Preliminary Prospectus and the Prospectus entitled “Method of Distribution (Conflicts of Interest)” (but excluding any information regarding specific companion loans held by any affiliate of an Underwriter) and the first sentence of the fourth paragraph of the cover page of the Preliminary Prospectus and the Prospectus;

(e)                Since the date as of which information is given in the Preliminary Prospectus or the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a change, that would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements;

(f)                The applicable Time of Sale Information for any Class of Publicly Offered Certificates, at the applicable Time of Sale for such Class of Publicly Offered Certificates, did not, does not and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, any Operating Advisor and Asset Representations Reviewer Information or any Underwriter Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in the Time of Sale Information;

(g)               Other than the Prospectus and the Preliminary Prospectus, the Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Publicly Offered Certificates other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) any supplement to the Preliminary Prospectus that may be required to be filed with the Commission under Rule 424(h)(2) under the Securities Act, (iii) the Term Sheet and (iv) each other written communication of the Company or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed by the Underwriters and the Company (each such communication referred to in clause (iii) and this clause (iv) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”). Each such Issuer Free Writing Prospectus complied or, if used after the date hereof, will comply, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not, does not and will not, at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) any statements or omissions made in reliance upon and in conformity with the Underwriter Information or (ii) any Mortgage Loan Seller Information contained in or omitted from any Issuer Free Writing Prospectus. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in any Issuer Free Writing Prospectus;

(h)               The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power and authority (corporate and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it and as described in the Preliminary Prospectus and the Prospectus, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its execution and performance of the terms of this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements;

(i)                 This Agreement has been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy;

(j)                 At the Time of Delivery (as defined in Section 4 hereof) the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Company. At the Time of Delivery, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(k)               When the Certificates are issued, executed, authenticated and delivered pursuant to this Agreement and the Pooling and Servicing Agreement, the Certificates will have been duly authorized, executed, authenticated, issued and delivered, fully paid and nonassessable and will be entitled to the benefits of the Pooling and Servicing Agreement; and the Certificates and the Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus;

(l)                 The issue and sale of the Certificates, the compliance by the Company with all of the provisions of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and the consummation of the transactions herein and therein contemplated, (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) will not result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute, rule or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of its properties, and (3) except as contemplated by the Pooling and Servicing Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument referred to in the immediately preceding clause (1). No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, or any of its properties, is required for the authorization, issue and sale of the Publicly Offered Certificates or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements except such as have been obtained under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and offering of the Publicly Offered Certificates by the Underwriters;

(m)             The statements set forth in the Preliminary Prospectus and the Prospectus under the caption “Description of the Certificates,” insofar as they purport to constitute a summary of the terms of the Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate in all material respects;

(n)               Other than as set forth or contemplated in the Preliminary Prospectus or the Prospectus, there are no legal or governmental actions, proceedings or investigations pending to which the Company is a party or to which the Company or any property of the Company is subject that are required to be described in the Preliminary Prospectus or the Prospectus or that, if determined adversely to the Company, would individually or in the aggregate (i) have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and, to the best of the Company’s knowledge, no such actions, proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, (ii) invalidate this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements or the Certificates, (iii) prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements, (iv) materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements or the Certificates or (v) adversely affect the federal income tax attributes of the Certificates described in the Preliminary Prospectus or the Prospectus;

(o)               The Company will, at the Time of Delivery, own the Mortgage Loans, free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance, and, at the Time of Delivery, the Company will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and at the Time of Delivery will have duly authorized such assignment and delivery to the Trustee by all necessary action;

(p)               Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates will have been paid at or prior to the Time of Delivery;

(q)               Neither the Company nor the Trust is, and, after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Preliminary Prospectus or the Prospectus, neither the Company nor the Trust will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”). The Trust is not required to be registered under the Investment Company Act in reliance on Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

(r)                 At the Time of Delivery, the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee;

(s)                The Company acknowledges that (i) GSMC (in such capacity, the “Retaining Sponsor”) intends to satisfy its risk retention requirements under the Risk Retention Rule by the retention of an “eligible vertical interest” (as defined in the Risk Retention Rule), through (A) the purchase and retention of the RR Interest by the Retaining Sponsor from the Depositor, and (B) the purchase and retention of the Class RR Certificates by CREFI, as the originator of the Mortgage Loans sold by CREFI to the Company pursuant to the CREFI Mortgage Loan Purchase Agreement, and (ii) the Retaining Sponsor expects to transfer (or cause to be transferred) the RR Interest to Goldman Sachs Bank U.S.A. as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of the Retaining Sponsor. The Retaining Sponsor will be deemed to have acquired the Class RR Certificates from the Company and to have sold the Class RR Certificates to CREFI as described above.

(t)                 There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

(u)               [Reserved];

(v)               Under generally accepted accounting principles and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the RR Interest and the sale of the Publicly Offered Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Publicly Offered Certificates. The consideration received by the Company upon the sale of the Publicly Offered Certificates to the Underwriters will constitute reasonably equivalent value and fair consideration for the Publicly Offered Certificates. The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Publicly Offered

Certificates to the Underwriters. The Company is not selling the Publicly Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company;

(w)             The Company has not relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority. The Company acknowledges and agrees that: (i) the terms of this Agreement and the offering (including the price of the Certificates) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and any Underwriter has been or will be created as a result of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (iii) the Underwriters’ obligations to the Company in respect of the offering, and the purchase and sale, of the Publicly Offered Certificates are set forth in this Agreement in their entirety; (iv) the Company has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters; and (v) the Company will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with the transactions contemplated hereby or the process leading thereto;

(x)               The Company is not, and on the date on which the first bona fide offer of the Publicly Offered Certificates is made (within the meaning of Rule 164(h)(2) under the Securities Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(y)               The Company has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (E) of Rule 17g-5 under the Exchange Act (“Rule 17g-5”), and the Company has complied, and will hereafter comply, with each such representation;

(z)                Any information delivered by or on behalf of the Company to any Rating Agency did not, and as of the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, any Operating Advisor and Asset Representations Reviewer Information or any Underwriter Information;

(aa)            Third Party Due Diligence Reports.

(i)                        The Company has not obtained (and, through and including the Closing Date, will not obtain) any third party due diligence report contemplated by Rule 15Ga-2 under the Exchange Act (“Due Diligence Report”) in connection with the transactions contemplated by this Agreement and the Prospectus other than the agreed-upon procedures reports (the “Accountants’ Due Diligence Report”), in form and substance reasonably satisfactory to the Underwriters, obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans and a comparison of information relating to underwriting of the Mortgage Loans (the “Accountants”), a copy of which has been furnished to the Underwriters, at the request of the Company; and, except for the Accountants with respect to the Accountants’ Due Diligence Report, the Company has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act (“Due Diligence Services”) in connection with the transactions contemplated by this Agreement and the Prospectus. The Accountants have consented to the use of the Accountants’ Due Diligence Report in the preparation of a Form 15G (as defined below) furnished on EDGAR as required by Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”);

(ii)                        Any certification on Form ABS Due Diligence-15E (a “Form 15E”) received by the Company from the Accountants in connection with the Due Diligence Services provided by the Accountants was promptly posted, after receipt, as required by Rule 17g-5 under the Exchange Act on the Rule 17g-5 website established by or on behalf of the Company, and the Company has not received any other Form 15E from any party;

(iii)                        The Company (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting all other requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters at least six (6) Business Days before the date hereof; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the date hereof as required by Rule 15Ga-2.

(bb)           At the Closing Date, each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will be true and correct in all material respects.

2.                  Each Underwriter represents and warrants to, and agrees with, the Company, that:

(a)                Such Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Publicly Offered Certificates to any retail investor in the European Economic Area and the United Kingdom. For the purposes of this Section 2(a): (1) the expression “retail investor” means a person who is one (or more) of: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended (“MIFID II”); or (B) a customer within the meaning of Directive EU 2016/97/EU, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II; or (C) not a qualified investor as defined in Directive 2017/1129/EU, as amended; (2) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates so as to enable an investor to decide to purchase or subscribe to the Publicly Offered Certificates; and (3) the expression “European Economic Area” means Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein,

Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

(b)               In the United Kingdom, it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Publicly Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Trust.

(c)                It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Publicly Offered Certificates in, from or otherwise involving the United Kingdom.

(d)               No person has issued or distributed or had in its possession for the purposes of issue or distribution, and will not issue or distribute or have in its possession for the purposes of issue or distribution, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Publicly Offered Certificates, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Publicly Offered Certificates which are or are intended to be disposed of (A) only to persons outside Hong Kong or (b) only to “Professional Investors” within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (the “SFO”) and any rules or regulation made under the SFO.

(e)                It has not, directly or indirectly, offered or sold, and will not, directly or indirectly, offer or sell any Publicly Offered Certificates in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for reoffering or re-sale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law of Japan, as amended, and any other relevant laws, regulations and ministerial guidelines of Japan.

(f)                It has not provided, as of the date of this Agreement, and covenants with the Company that it will not provide, on or prior to the Closing Date, to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to determining an initial credit rating for the Certificates (as contemplated by Rule 17g-5(a)(3)(iii)(C)), without the prior consent of the Company.

(g)               It will not provide to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Certificates (as contemplated by Rule 17g-5(a)(iii)(3)(D)), without the prior consent of the Company.

(h)               Except for the Accountants’ Due Diligence Report, such Underwriter has not obtained (and, through and including the Closing Date, will not obtain) any Due Diligence Report in connection with the offering contemplated hereby and the Prospectus. Except for the Accountants with respect to the Accountants’ Due Diligence Report, such Underwriter has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes Due Diligence Services, and has not received a Form 15E from any party, in connection with the transactions contemplated by this Agreement and the Prospectus.

(i)                 Each Underwriter (severally, but not jointly) represents and covenants that it has not, and will not, enter into any contract for the sale of any Publicly Offered Certificates (i) less than three business days after the filing of the Preliminary Prospectus, (ii) less than 48 hours after the date of the filing of any supplement to the Preliminary Prospectus with the Commission in accordance with Rule 424(h)(2) under the Securities Act, and (iii) less than five business days after the furnishing by the Company to the Commission, pursuant to Section 1(aa) of this Agreement, of the Form 15G for the Accountants’ Due Diligence Report (as defined herein).

3.                  Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price determined in accordance with Schedule II hereto, the principal amount or notional amount, as applicable, of the Publicly Offered Certificates in accordance with Schedule II hereto. Upon the authorization by you of the release of the Publicly Offered Certificates, the several Underwriters propose to offer the Publicly Offered Certificates for sale to the public (which may include selected dealers) upon the terms and conditions set forth in the Preliminary Prospectus and the Prospectus.

4.                  (a) The Publicly Offered Certificates to be purchased by the Underwriters will be represented by one or more definitive global Certificates in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver such Certificates to each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the Company of federal (same day) funds, by causing DTC to credit such Certificates to the respective accounts of the Underwriters at DTC. The Company will cause the certificates representing such Certificates to be made available to the Underwriters for checking at least 24 hours prior to the Time of Delivery at an office designated by the Underwriters (the “Designated Office”). The time and date of such delivery and payment shall be 10:00 a.m. (Eastern Time) on November 30, 2020, or such other time and date as the Underwriters and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery” and such date is herein called the “Closing Date.”

(b)               The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Publicly Offered Certificates and any additional documents requested by the Underwriters pursuant to Section 7 hereof, will be delivered at the offices of Cadwalader, Wickersham & Taft LLP (“Cadwalader”) at 200 Liberty Street, New York, New York 10281 (the “Closing Location”), and the Publicly

Offered Certificates will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.                  The Company agrees with each of the Underwriters:

(a)                If required, to file the Preliminary Prospectus or the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the time specified therein by means reasonably calculated to result in filing with the Commission pursuant to such rule. The Company will advise the Underwriters promptly of any such filing pursuant to and within the time frames set forth in Rule 424(b). Subject to Section 11, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

(b)               Not to make any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented prior to the Closing Date, or to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, without furnishing the Underwriters with a copy of the proposed form thereof and providing the Underwriters with a reasonable opportunity to review the same; and to advise the Underwriters, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of any of the Publicly Offered Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Publicly Offered Certificates or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

(c)                Promptly from time to time to take such action as the Underwriters may reasonably request in order to qualify the Publicly Offered Certificates for offering and sale under the securities laws of such states as the Underwriters may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Certificates; provided that in connection therewith neither the Trust Fund nor the Company shall be required to qualify to do business, or to file a general consent to service of process in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the Closing Date with respect to the Publicly Offered Certificates shall be at the Underwriters’ expense;

(d)               To furnish the Underwriters with copies of the Registration Statement (including exhibits), copies of the Preliminary Prospectus (including all amendments and supplements thereto), the Prospectus and each Free Writing Prospectus (as amended or supplemented), and the Pooling and Servicing Agreement, in such quantities as the Underwriters may from time to time reasonably request; and if, before a period of one year shall have elapsed after the Closing Date, either (i) any event shall have occurred as a result of which the Preliminary Prospectus (as then amended or supplemented) or the Prospectus (as then amended or supplemented) would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Preliminary Prospectus or the Prospectus, as amended or supplemented, to notify each Underwriter and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request an amendment or a supplement to the Preliminary Prospectus or the Prospectus which will correct such statement or omission; and at any time one year or more after the Closing Date, upon such Underwriter’s request, but at such Underwriter’s own expense, and if such Underwriter is required by law to deliver a prospectus in connection with sales of any such Certificates, to prepare and deliver to the Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with the Securities Act;

(e)                To make generally available to holders of the Publicly Offered Certificates as soon as practicable, but in any event no later than eighteen months after the Closing Date, an earnings statement of the Company complying with Rule 158 under the Securities Act and covering a period of at least twelve consecutive months beginning after the Closing Date;

(f)                So long as any of the Publicly Offered Certificates are outstanding, to cause to be furnished to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Certificates, and to deliver to each Underwriter during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission; (ii) copies of each amendment to any of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; and (iii) such additional information concerning the business and financial condition of the Company or the Trust Fund as each Underwriter may from time to time reasonably request; and

(g)               Not to be or become, or allow the Trust Fund to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

6.                  The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the Commission’s filing fees with respect to the Publicly Offered Certificates; (ii) the fees, disbursements and expenses of counsel and accountants for the Company in connection with the issuance of the Certificates and the related offering documents and all other expenses in connection with the preparation and printing of all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, any “blue sky” supplement and any term sheets, computational materials, any Issuer Free Writing Prospectus, the Preliminary Prospectus, the Prospectus and any other document produced in connection with the offering, purchase, sale and delivery of the Publicly Offered Certificates and all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iv) all expenses in connection with the qualification of the Publicly Offered Certificates for offering and sale under state securities laws as provided in Section 5(c) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “blue sky” supplement; (v) any fees charged by securities rating services for rating the Certificates; (vi) the fees and expenses of the Trustee and the Certificate Administrator and of any agent of the Trustee and the Certificate Administrator, as applicable, and the reasonable fees and disbursements of counsel for the Trustee and the Certificate Administrator, as applicable, in connection with the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates; (vii) the fees and expenses of each of the Operating Advisor, the Asset Representations Reviewer, the Master Servicer, the Special Servicer and of any agent of the Operating Advisor, the Asset Representations Reviewer, the Master Servicer or the Special Servicer, as applicable, and the reasonable fees and disbursements of counsel for the Operating Advisor, the Asset Representations Reviewer, the Master Servicer or the Special Servicer, as applicable, in connection with the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates; (viii) the cost of preparing the Certificates; and (ix) all other costs and expenses incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Section 8, Section 10 and Section 11 of this Agreement, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Publicly Offered Certificates by it and any advertising expenses connected with any offers it may make.

7.                  The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Indemnification Agreements (referred to in Section 1(d) of this Agreement) and all of the other agreements identified in such agreements shall have been duly entered into by all of the respective parties;

(b)               Cadwalader, special counsel to the Company, shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(c)                Cadwalader, special counsel to the Company, shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(d)               Counsel to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the

date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(e)                Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(f)                Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(g)               Counsel for the Master Servicer and the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(h)               Counsel for the Master Servicer and the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(i)                 Counsel for the Operating Advisor and the Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(j)                 Counsel for the Operating Advisor and the Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(k)               Counsel for the Certificate Administrator and the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(l)                 Counsel for the Certificate Administrator and the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(m)             The independent accountants of the Company or other accountants acceptable to the Underwriters shall have furnished to the Underwriters a letter or letters, dated the date of this Agreement, and a letter or letters, dated the Closing Date, respectively, containing statements and information of the type customarily included in accountants’ “comfort letters” and

“agreed upon procedures letters” with respect to certain financial and statistical information contained in the Preliminary Prospectus, the Term Sheet and the Prospectus, in each case as to such matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

(n)               (i) Neither the Company nor any of its subsidiaries shall have sustained since September 30, 2020, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, and (ii) since the respective dates as of which information is given in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Preliminary Prospectus or the Prospectus as amended prior to the Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as first amended or supplemented;

(o)               On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(p)               On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or any material disruption in commercial banking or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(q)               The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of its officers satisfactory to the Underwriters as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriters may reasonably request;

(r)                 The Underwriters shall have received evidence satisfactory to them that the Publicly Offered Certificates specified on Schedule I hereto are rated at least in the rating category or categories as indicated in the Time of Sale Information by the rating agency or agencies specified therein;

(s)                The Underwriters shall have received such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel; and

(t)                 The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission and the Preliminary Prospectus, the Prospectus, each Free Writing Prospectus and all other Time of Sale Information required to be filed by the Company pursuant to Section 11 shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

8.                  (a)  The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities, joint or several (and will reimburse each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal fees and other expenses incurred in connection with any suit, action, investigation or proceeding, liability or any claim asserted, as such fees and expenses are incurred), to which such Underwriter, its affiliates, directors and officers and each person, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement when such part became effective, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (when read in conjunction with the other Time of Sale Information), in light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to in this clause (iii) was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrective Information correcting information in the Preliminary Prospectus, at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale) and, if such Corrective Information was so delivered, the subject loss, expenses, claim, damage or liability would not have resulted but for the fact that such Underwriter sold Publicly Offered Certificates to the person asserting such loss, expenses, claim, damage or liability without delivering to such person such Corrective Information prior to the Time of Sale; or (iv) any breach of the representation and warranty in Section 1(w) or Section 1(x); provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability is caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, any Operating Advisor and Asset Representations Reviewer Information or any Underwriter Information.

(b)               Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities to which the Company or its affiliates, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, may become subject, under the Securities Act, the Exchange Act or otherwise, but only insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the Underwriter Information with respect to such Underwriter and (ii) untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact required to be stated therein or necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided that no Underwriter shall be obligated to so indemnify and hold harmless the Company to the extent such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission with respect to any Issuer Information, any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, or any Operating Advisor and Asset Representations Reviewer Information, or (B) information that is also contained in the Time of Sale Information.

(c)                Promptly after receipt by an indemnified party under Section 8(a) or Section 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such Section 8(a) or Section 8(b), as the case may be, except to the extent that such omission to notify materially prejudices the indemnifying party (in which case the indemnifying party will be relieved of its indemnification obligation only to the extent of any loss caused by the indemnified party’s failure to provide notice) and in no event relieves it of liability it may otherwise have to any indemnified party. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under Section 8(a) or Section 8(b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation and other than under the circumstances described in clauses (i) through (iii) of the next sentence. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of the indemnified party, without the consent of the indemnified party.

(d)               If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b) above in respect of any losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Publicly Offered Certificates subject to this Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under Section 8(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Publicly Offered Certificates to the Underwriters (before deducting expenses) received by the Company bear to the total underwriting fees, discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted, and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total fees, purchase discounts and commissions received by such Underwriter in connection with the offering of the Publicly Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. For purposes of this calculation, the fees payable to Academy and Drexel shall be deemed to be $25,000 and $25,000, respectively. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligation under this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(e)                The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of any Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act.

(f)                The amount paid or payable by an indemnified party as a result of the losses, expenses, claims, damages or other liabilities (or actions in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred at the request of the indemnified party. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.

(g)               The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters as set forth in this Agreement shall remain in full force and effect, regardless of any investigations (or any statements as to the results thereof) made in connection with the issuance of Certificates by or on behalf of the Underwriters or any officer or director or controlling person of an Underwriter, or the Company, or any officer, director or controlling person of the Company and shall survive delivery of and payment for the Certificates. The provisions of Section 6 and the indemnity and contribution agreements in Section 8 of this Agreement shall survive the termination and cancellation of this Agreement.

(h)               Each Underwriter (the “Indemnifying Underwriter”) will indemnify and hold harmless the other Underwriters, each affiliate, officer and director of any such other Underwriter and each person, if any, who controls any such other Underwriter within the meaning of either the Securities Act or the Exchange Act (such indemnified parties, individually and collectively, the “Non-Indemnifying Underwriter”) from and against any and all losses, expenses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriter becomes subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise insofar as such losses, expenses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free Writing Prospectus prepared by such Indemnifying Underwriter, or (ii) any untrue statement or alleged untrue statement of a material fact regarding the Indemnifying Underwriter contained in the Underwriter Information or the omission or alleged omission to state therein a material fact required to be stated therein regarding the Indemnifying Underwriter or necessary to make the statements therein regarding the Indemnifying Underwriter, in light of the circumstances under which they were made, not misleading, or (iii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Section 11 (except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission (x) resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrected Supplement, at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale), or (y) in any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, any Operating Advisor and Asset Representations Reviewer Information or any Underwriter Information) and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This agreement will be in addition to any liability that any Underwriter may otherwise have.

9.                  (a)  If any Underwriter shall default in its obligation to purchase Publicly Offered Certificates which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for any of them or another party or other parties to purchase such Certificates on the terms contained herein. If within 36 hours after such default by any Underwriter the non-defaulting Underwriters do not arrange for the purchase of such Certificates, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Certificates on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriters notify the Company that the non-defaulting Underwriters have so arranged for the purchase of such Certificates, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Certificates, the non-defaulting Underwriters or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Certificates.

(b)               If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in Section 9(a), the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder) of the Publicly Offered Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) above, the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Publicly Offered Certificates of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.              If this Agreement shall be terminated pursuant to Section 9 of this Agreement, the Company shall not be under any liability to any Underwriter except as provided in Section 6 and Section 8 of this Agreement; but if for any reason the Certificates are not delivered by or on behalf of the Trustee as provided herein, other than by several Underwriters’ failure to comply with its obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Publicly Offered Certificates, but the Company shall be under no further liability to any Underwriter with respect to such Certificates except as provided in Section 6 and Section 8 of this Agreement.

11.              (a) The Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions each Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

(i)                        Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Publicly Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the Securities Act, (2) is made in reliance on Rule 172 under the Securities Act, (3) is the Time of Sale Information or the Prospectus or (4) constitutes a Free Writing Prospectus. The Underwriters shall not convey or deliver in connection with the initial offering of the Publicly Offered Certificates any materials in reliance on any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

(ii)                        Each Underwriter shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company that allows the Company to satisfy the requirements of Rule 433 under the

Securities Act, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an “Underwriter Free Writing Prospectus”) and that contains any “issuer information,” as defined in Rule 433(h) under the Securities Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, any Mortgage Loan Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Publicly Offered Certificates. Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or such later date as may be agreed to by the Company or (B) the date of first use of such Free Writing Prospectus.

(iii)                        Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 11(a)(ii) will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Publicly Offered Certificates.

(iv)                        Each Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 11(a)(ii) did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading; provided, however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information, any Mortgage Loan Seller Information, any Master Servicer and Special Servicer Information, any Certificate Administrator and Trustee Information, or any Operating Advisor and Asset Representations Reviewer Information, which information was not corrected by Corrective Information subsequently supplied by the Company or the applicable Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

(v)               The Company agrees to file with the Commission the following:

(A)             Any Issuer Free Writing Prospectus;

(B)              Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Company pursuant to Section 11(a)(ii); and

(C)              Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

(vi)                        Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)             Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Publicly Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Publicly Offered Certificates and the date of first use;

(B)              Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Publicly Offered Certificates pursuant to Rule 424(b) under the Securities Act and two business days after the first use of such Free Writing Prospectus; and

(C)              Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) shall, if no payment has been made or consideration has been given by or on behalf of the Company for such Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(vii)                        Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission, or provide to the Company at least two Business Days prior to the time such filing is required (and the Company shall file with the Commission), any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 11(a)(ii)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(viii)                        Notwithstanding the provisions of Section 11(a)(vii), each Underwriter shall file, or cause to be filed, with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(ix)                        Notwithstanding the provisions of Sections 11(a)(v) (other than Section 11(a)(v)(C)), 11(a)(vii) and 11(a)(viii): (A) neither the Company nor any

Underwriter shall be required to file (1) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, (2) any Free Writing Prospectus or portion thereof that contains a description of the Publicly Offered Certificates or the offering of the Publicly Offered Certificates which does not reflect the final terms thereof or (3) any Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Publicly Offered Certificates; and (B) no Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free Writing Prospectus previously filed that relates to the offering of the Publicly Offered Certificates.

(x)                        The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or a substantially equivalent legend that complies with Rule 433 of the Securities Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(xi)                        In the event that the Company becomes aware that, as of the Time of Sale, the Preliminary Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, the Company shall (i) notify the Underwriters thereof within one business day after discovery, (ii) prepare and deliver to the Underwriters a supplement to the Preliminary Prospectus that corrects the material misstatement or omission in the Preliminary Prospectus and that meets the requirements of Rule 424(h)(2) under the Securities Act (such supplement, a “Corrected Supplement”) and (iii) file such Corrected Supplement with the Commission in accordance with Rule 424(h) under the Securities Act. Upon receipt of such notice from the Company, the Underwriters shall:

(A)             Notify each investor in the Publicly Offered Certificates in a prompt fashion that any prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement;

(B)              Upon receipt of a copy of such Corrected Supplement from the Company, deliver at least 48 hours prior to sending a new confirmation of sale to an investor in the Publicly Offered Certificates in accordance with Rule 15c2-8(b) under the Exchange Act, such Corrected Supplement to such investor;

(C)              Provide such investor with an opportunity to enter into a new contract of sale on the terms described in the Time of Sale Information (as updated by such Corrected Supplement); and

(D)             Comply with any other requirements for reformation of the original contract of sale, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(xii)                        The Company and each Underwriter agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 11 for a period of three years following the initial bona fide offering of the Publicly Offered Certificates.

(xiii)                        (A) In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus or any Issuer Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)              In the event that any Underwriter becomes aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Publicly Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)              The Underwriters shall, if requested by the Company:

(1)               if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)               either (i) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing

Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (ii) deliver the Corrected Free Writing Prospectus to each investor that received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information;

(3)               notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor’s rights as a result of termination of such agreement;

(4)               provide such investor with an opportunity to affirmatively agree to purchase the Publicly Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(5)               comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of Commission’s Securities Offering Reform Release No. 33-8591.

(D)             In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiv)                        Each Underwriter covenants with the Company that after the Prospectus is available such Underwriter shall not distribute any written information concerning the Publicly Offered Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

12.              Termination of the Obligations of the Underwriters. (a)  Any Underwriter may terminate its obligations under this Agreement by notice to the Company at any time at or prior to the Time of Delivery if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement.

(b)               The obligations of the Underwriters to purchase the Publicly Offered Certificates shall be terminable by the Underwriters if at any time on or prior to the Time of Delivery: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Trust Fund which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Publicly Offered Certificates; (ii) any downgrading in the rating of any of the Publicly Offered Certificates by any “nationally recognized statistical rating organization” (as defined under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Publicly Offered Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Publicly Offered Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any over-the-counter market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any Publicly Offered Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any Federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of any payment for the Publicly Offered Certificates.

(c)                If any Underwriter terminates its obligations under this Agreement in accordance with Section 12(a), the Company shall reimburse such Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the proposed purchase and sale of the Certificates.

13.              All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) in the case of GS&Co. or the Company, addressed to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Leah Nivison, e-mail: leah.nivison@gs.com, with a copy to Joe Osborne, e-mail: joe.osborne@gs.com and gs-refgsecuritization@gs.com, (ii) in the case of CGMI, addressed to Citigroup Global Markets Inc., 388 Greenwich Street, 6th Floor, New York, New York 10013, Attention: Richard Simpson, fax number: (646) 328-2943, e-mail: richard.simpson@citi.com, with a copy to 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Raul Orozco, fax number: (347) 394-0898, and a copy to 388 Greenwich Street, 17th Floor, New York, New York 10013, Attention: Ryan M. O’Connor, fax number: (646) 862-8988, e-mail: ryan.m.oconnor@citi.com, (iii) in the case of DBSI, addressed to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, with copies via email to cmbs.requests@db.com, (iv) in the case of JPMS, addressed to J.P. Morgan Securities LLC, 383 Madison Avenue, 8th Floor, New York, New York 10179, Attention: SPG Syndicate, fax number: (212) 834-6754, email: ABS_Synd@jpmorgan.com, with a copy to J.P. Morgan Securities LLC, 4 New York Plaza, Floor 21, New York, New York 10004-2413, Attention: SPG Legal, email: US_CMBS_Notice@jpmorgan.com, (v) in the case of Academy, addressed to Academy

Securities, Inc., 140 East 45th Street, 5th Floor, New York, New York 10017, Attention: Michael Boyd, Chief Compliance Officer, e-mail: cmbs@academysecurities.com, (vi) in the case of Drexel, addressed to Drexel Hamilton, LLC, 77 Water Street, Suite 201, New York, New York 10005, Attention: Brian Meenan, Vice President of Debt Syndicate, fax number: (646) 412-1500 and (vii) in the case of any of the preceding parties, such other address and/or email address as may hereafter be furnished to the other parties hereto in writing by such party.

14.              This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 hereof, the respective affiliates, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Publicly Offered Certificates from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

15.              Time shall be of the essence for purposes of this Agreement.

16.              THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

17.              THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.              This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and

Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

19.              The Company and each Underwriter are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitations of any kind.

20.              This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

21.              EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

22.              Recognition of U.S. Special Resolution Regimes.

(a)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(b)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23.              Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(a)                Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 22, the parties to this Agreement expressly acknowledge and agree that:

(i)                        no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to an Insolvency Proceeding, except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(ii)                        nothing in this Agreement shall prohibit the transfer of any Affiliate Credit Enhancement, any interest or obligation in or under such Affiliate Credit Enhancement, or any property securing such Affiliate Credit Enhancement to a transferee upon or following a BHC Affiliate of the Company becoming subject to an Insolvency Proceeding, unless the transfer would result in any Underwriter being the beneficiary of such Affiliate Credit Enhancement in violation of any law applicable to such Underwriter.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

“Affiliate Credit Enhancement” means any Credit Enhancement provided by a BHC Affiliate of the Company to any one or more Underwriters.

“Credit Enhancement” means, with respect to this Agreement, any credit enhancement or other credit support arrangement in support of the obligations of the Company hereunder or with respect hereto, including any guarantee, collateral arrangement (including any pledge, charge, mortgage or other security interest in collateral or title transfer arrangement), trust or similar arrangement, letter of credit, transfer of margin, reimbursement obligation or any similar arrangement.

“Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned two counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of the Underwriters.

Very truly yours,
GS MORTGAGE SECURITIES CORPORATION II
By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

Accepted as of the date hereof:

GOLDMAN SACHS & CO. LLC,
as Underwriter

By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.,
as Underwriter

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: Authorized Signatory

BMARK 2020-B21 – UNDERWRITING AGREEMENT

DEUTSCHE BANK SECURITIES INC.,
as Underwriter

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

J.P. MORGAN SECURITIES LLC,
as Underwriter

By:	/s/ Bradley Horn
Name: Bradley Horn
Title: Executive Director

ACADEMY SECURITIES, INC.,
as Underwriter

By:	/s/ Michael Boyd
Name: Michael Boyd
Title: Chief Compliance Officer

DREXEL HAMILTON, LLC,
as Underwriter

By:	/s/ Alex Kim
Name: Alex Kim
Title: Director

BMARK 2020-B21 – UNDERWRITING AGREEMENT

SCHEDULE I

Class of Certificates	Approximate Initial Certificate Principal Amount (or Notional Amount)	Approximate Initial Pass-Through Rate
Class A-1	$11,511,000	0.5373%
Class A-2	$46,719,000	1.7376%
Class A-4	$216,500,000	1.7044%
Class A-5	$423,991,000	1.9775%
Class A-AB	$21,966,000	1.7975%
Class X-A	$819,782,000(1)	1.4591%
Class X-B	$99,094,000(1)	0.5198%
Class A-S	$99,095,000	2.2543%
Class B	$56,625,000	2.4584%
Class C	$42,469,000	3.3474%

(1)	Notional Amount.

Sch. I-1

SCHEDULE II

Purchase Price

		Principal or Notional Amount of Class Purchased
Class of Certificates	Price	GS&Co.	CGMI	DBSI
Class A-1	99.9999%	$2,832,827.89	$5,269,984.61	$2,013,313.41
Class A-2	102.9997%	$11,497,427.36	$21,388,968.01	$8,171,313.46
Class A-4	100.9997%	$53,280,100.67	$99,118,379.57	$37,866,593.13
Class A-5	102.9997%	$104,343,109.29	$194,112,244.22	$74,157,481.24
Class A-AB	102.9998%	$5,405,776.86	$10,056,509.59	$3,841,928.80
Class X-A	11.3928%	$201,746,270.14	$375,313,918.90	$143,382,685.68
Class X-B	4.5517%	$24,386,781.97	$45,367,375.08	$17,331,880.74
Class A-S	102.9995%	$24,387,028.06	$45,367,832.90	$17,332,055.64
Class B	102.9995%	$13,935,268.82	$25,924,148.93	$9,903,906.86
Class C	102.9993%	$10,451,513.14	$19,443,226.15	$7,427,973.87

Sch. II-1

		Principal or Notional Amount of Class Purchased
Class of Certificates	Price	JPMS	Academy	Drexel
Class A-1	99.9999%	$1,394,874.09	$0	$0
Class A-2	102.9997%	$5,661,291.17	$0	$0
Class A-4	100.9997%	$26,234,926.63	$0	$0
Class A-5	102.9997%	$51,378,165.25	$0	$0
Class A-AB	102.9998%	$2,661,784.75	$0	$0
Class X-A	11.3928%	$99,339,125.28	$0	$0
Class X-B	4.5517%	$12,007,962.22	$0	$0
Class A-S	102.9995%	$12,008,083.39	$0	$0
Class B	102.9995%	$6,861,675.38	$0	$0
Class C	102.9993%	$5,146,286.83	$0	$0

Sch. II-2

ANNEX A

A-1

November 16, 2020

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,083,740,881

(Approximate Mortgage Pool Balance)

$918,876,000

 (Offered Certificates)

Benchmark 2020-B21 Mortgage Trust

As Issuing Entity

GS Mortgage Securities Corporation II

 As Depositor

Commercial Mortgage Pass-Through Certificates

 Series 2020-B21

Goldman Sachs Mortgage Company

Citi Real Estate Funding Inc.

 JPMorgan Chase Bank, National Association

German American Capital Corporation

 As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC	J.P. Morgan	Deutsche Bank Securities	Citigroup
Co-Lead Managers and Joint Bookrunners

Academy Securities		Drexel Hamilton
Co-Managers			Co-Managers

The information in this preliminary prospectus is not complete and may be changed. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

This preliminary prospectus, dated November 16, 2020, may be amended or completed prior to time of sale

PROSPECTUS

$918,876,000 (Approximate)

Benchmark 2020-B21 Mortgage Trust

 (Central Index Key Number 0001827183)

as Issuing Entity

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

 as Depositor

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

 Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

 JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

 German American Capital Corporation

(Central Index Key Number 0001541294)

 as Sponsors and Mortgage Loan Sellers

Commercial Mortgage Pass-Through Certificates, Series 2020-B21

GS Mortgage Securities Corporation II is offering certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2020-B21 consisting of the certificate classes identified in the table below. The certificates being offered by this prospectus (and the non-offered Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class RR, Class S and Class R certificates and the RR interest) represent the ownership interests in the issuing entity, which will be a New York common law trust named Benchmark 2020-B21 Mortgage Trust. The assets of the issuing entity will primarily consist of a pool of fixed rate commercial mortgage loans, which are generally the sole source of payment on the certificates and the RR interest. Credit enhancement will be provided solely by certain classes of subordinate certificates that will be subordinate to certain classes of senior certificates as described under “Description of the Certificates—Subordination; Allocation of Realized Losses”. Each class of certificates and the RR interest will be entitled to receive monthly distributions of interest and/or principal on the 4th business day following the 11th day of each month (or if the 11th day is not a business day, the next business day), commencing in December 2020. The rated final distribution date for the offered certificates is the distribution date in December 2053.

Class	Approximate Initial Certificate Balance or Notional Amount(1)	Approximate Initial Pass-Through Rate	Pass-Through Rate Description	Assumed Final Distribution Date(2)
Class A-1	$11,511,000	[___]%	(3)	March 2025
Class A-2	$46,719,000	[___]%	(3)	December 2025
Class A-4	(4)	[___]%	(3)	(4)
Class A-5	(4)	[___]%	(3)	(4)
Class A-AB	$21,966,000	[___]%	(3)	December 2029
Class X-A	$819,782,000(5)	[___]%	Variable IO(6)	December 2030
Class X-B	$99,094,000(5)	[___]%	Variable IO(6)	December 2030
Class A-S	$99,095,000	[___]%	(3)	December 2030
Class B	$56,625,000	[___]%	(3)	December 2030
Class C	$42,469,000	[___]%	(3)	December 2030

(Footnotes on table on pages 3-4)

You should carefully consider the summary of risk factors and the risk factors beginning on page 59 and page 61, respectively, of this prospectus.

None of the certificates, the RR interest or the mortgage loans are insured or guaranteed by any governmental agency, instrumentality or private issuer or any other person or entity.

The certificates and the RR interest will represent interests in the issuing entity only. They will not represent interests in or obligations of the sponsors, depositor, any of their affiliates or any other entity.

The United States Securities and Exchange Commission and state regulators have not approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. GS Mortgage Securities Corporation II will not list the offered certificates on any securities exchange or on any automated quotation system of any securities association.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended, contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in this prospectus).

The underwriters, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, will purchase the offered certificates from GS Mortgage Securities Corporation II and will offer them to the public at negotiated prices, plus, in certain cases, accrued interest, determined at the time of sale. Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc. are acting as co-lead managers and joint bookrunners in the following manner: Goldman Sachs & Co. LLC is acting as sole bookrunning manager with respect to approximately 24.6% of each class of offered certificates, Citigroup Global Markets Inc. is acting as sole bookrunning manager with respect to approximately 45.8% of each class of offered certificates, J.P. Morgan Securities LLC is acting as sole bookrunning manager with respect to approximately 17.5% of each class of offered certificates and Deutsche Bank Securities Inc. is acting as sole bookrunning manager with respect to approximately 12.1% of each class of offered certificates. Academy Securities, Inc. and Drexel Hamilton, LLC are acting as co-managers.

The underwriters expect to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company in the United States and Clearstream Banking, Luxembourg and Euroclear Bank, as operator of the Euroclear System, in Europe, against payment in New York, New York on or about November 30, 2020. We expect to receive from this offering approximately [__]% of the initial aggregate principal balance of the offered certificates, plus accrued interest from November 1, 2020, before deducting expenses payable by us.

Goldman Sachs & Co. LLC	J.P. Morgan	Deutsche Bank Securities	Citigroup
Co-Lead Managers and Joint Bookrunners
Academy Securities			Drexel Hamilton
Co-Manager			Co-Manager

November [__], 2020

PROSPECTUS

$918,876,000 (Approximate)

Benchmark 2020-B21 Mortgage Trust

(Central Index Key Number 0001827183)

 as Issuing Entity

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

 as Depositor

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

 Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

 JPMorgan Chase Bank, National Association

 (Central Index Key Number 0000835271)

German American Capital Corporation

 (Central Index Key Number 0001541294)

as Sponsors and Mortgage Loan Sellers

Commercial Mortgage Pass-Through Certificates, Series 2020-B21

GS Mortgage Securities Corporation II is offering certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2020-B21 consisting of the certificate classes identified in the table below. The certificates being offered by this prospectus (and the non-offered Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class RR, Class S and Class R certificates) and the RR interest represent the ownership interests in the issuing entity, which will be a New York common law trust named Benchmark 2020-B21 Mortgage Trust. The assets of the issuing entity will primarily consist of a pool of fixed rate commercial mortgage loans, which are generally the sole source of payment on the certificates and the RR interest. Credit enhancement will be provided solely by certain classes of subordinate certificates that will be subordinate to certain classes of senior certificates as described under “Description of the Certificates—Subordination; Allocation of Realized Losses”. Each class of certificates and the RR interest will be entitled to receive monthly distributions of interest and/or principal on the 4th business day following the 11th day of each month (or if the 11th day is not a business day, the next business day), commencing in December 2020. The rated final distribution date for the offered certificates is the distribution date in December 2053.

Class	Approximate Initial Certificate Balance or Notional Amount(1)		Approximate Initial Pass-Through Rate	Pass-Through Rate Description	Assumed Final Distribution Date(2)
Class A-1	$11,511,000		0.5373%	Fixed	March 2025
Class A-2	$46,719,000		1.7376%	Fixed	December 2025
Class A-4	$216,500,000		1.7044%	Fixed	March 2030
Class A-5	$423,991,000		1.9775%	Fixed	November 2030
Class A-AB	$21,966,000		1.7975%	Fixed	December 2029
Class X-A	$819,782,000	(3)	1.4591%	Variable IO(4)	December 2030
Class X-B	$99,094,000	(3)	0.5198%	Variable IO(4)	December 2030
Class A-S	$99,095,000		2.2543%	Fixed	December 2030
Class B	$56,625,000		2.4584%	Fixed	December 2030
Class C	$42,469,000		3.3474%	Variable(5)	December 2030

(Footnotes on table on pages 3-4)

You should carefully consider the summary of risk factors and the risk factors beginning on page 59 and page 61, respectively, of this prospectus.

None of the certificates, the RR interest or the mortgage loans are insured or guaranteed by any governmental agency, instrumentality or private issuer or any other person or entity.

The certificates and the RR interest will represent interests in the issuing entity only. They will not represent interests in or obligations of the sponsors, depositor, any of their affiliates or any other entity.

The United States Securities and Exchange Commission and state regulators have not approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. GS Mortgage Securities Corporation II will not list the offered certificates on any securities exchange or on any automated quotation system of any securities association.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended, contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in this prospectus).

The underwriters, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, will purchase the offered certificates from GS Mortgage Securities Corporation II and will offer them to the public at negotiated prices, plus, in certain cases, accrued interest, determined at the time of sale. Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc. are acting as co-lead managers and joint bookrunners in the following manner: Goldman Sachs & Co. LLC is acting as sole bookrunning manager with respect to approximately 24.6% of each class of offered certificates, Citigroup Global Markets Inc. is acting as sole bookrunning manager with respect to approximately 45.8% of each class of offered certificates, J.P. Morgan Securities LLC is acting as sole bookrunning manager with respect to approximately 17.5% of each class of offered certificates and Deutsche Bank Securities Inc. is acting as sole bookrunning manager with respect to approximately 12.1% of each class of offered certificates. Academy Securities, Inc. and Drexel Hamilton, LLC are acting as co-managers.

The underwriters expect to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company in the United States and Clearstream Banking, Luxembourg and Euroclear Bank, as operator of the Euroclear System, in Europe, against payment in New York, New York on or about November 30, 2020. We expect to receive from this offering approximately 113.1% of the initial aggregate principal balance of the offered certificates, plus accrued interest from November 1, 2020, before deducting expenses payable by us.

Goldman Sachs & Co. LLC	J.P. Morgan	Deutsche Bank Securities	Citigroup
Co-Lead Managers and Joint Bookrunners
Academy Securities			Drexel Hamilton
Co-Manager			Co-Manager

November 24, 2020

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Tuesday, November 17, 2020 9:01 AM
Subject: BMARK 2020-B21 – New Issue Announcement (Public)(external)

BMARK 2020-B21 – New Issue Announcement (Public)(external)

$918.876mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

						U/W NOI
Class	[REDACTED]	Size($mm)	WAL(yr)	C/E	LTV	Debt Yld
A-1	[REDACTED]	11.511	2.69	30.000%	37.4%	16.0%
A-2	[REDACTED]	46.719	4.59	30.000%	37.4%	16.0%
A-4#	[REDACTED]	250.000	9.24	30.000%	37.4%	16.0%
A-5#	[REDACTED]	390.491	9.66	30.000%	37.4%	16.0%
A-AB	[REDACTED]	21.966	7.06	30.000%	37.4%	16.0%
A-S	[REDACTED]	99.095	9.98	20.375%	42.5%	14.1%
B	[REDACTED]	56.625	10.04	14.875%	45.5%	13.2%
C	[REDACTED]	42.469	10.04	10.750%	47.7%	12.5%

# Final A-4 and A-5 class sizes subject to change.  The A-4 could range from $0mm to 250mm; the A-5 could, in turn, range from $390.491mm to 640.491mm.

Please see footnote (6) in the attached term sheet for a discussion of the corresponding WALs and principal windows.

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Pricing:	Late Week November 16th
Anticipated Closing:	November 30th

Preliminary Offering Materials

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS
Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Friday, November 20, 2020 10:02 AM
Subject: BMARK 2020-B21 -- Price Guidance (Public)(external)

BMARK 2020-B21 – Price Guidance (Public)(external)

$918.876mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

						U/W NOI		Expected
Class	[REDACTED]	Size($mm)	WAL(yr)	C/E	LTV	Debt Yld	Sprd	$px
A-1	[REDACTED]	11.511	2.69	30.000%	37.4%	16.0%	S+25	100-00
A-2	[REDACTED]	46.719	4.59	30.000%	37.4%	16.0%	S+65	103-00
A-4#	[REDACTED]	250.000	9.24	30.000%	37.4%	16.0%	S+81	101-00
A-5#	[REDACTED]	390.491	9.66	30.000%	37.4%	16.0%	S+83	103-00
A-AB	[REDACTED]	21.966	7.06	30.000%	37.4%	16.0%	S+73	103-00
A-S	[REDACTED]	99.095	9.98	20.375%	42.5%	14.1%	S+110	103-00
B	[REDACTED]	56.625	10.04	14.875%	45.5%	13.2%	S+130	103-00
C	[REDACTED]	42.469	10.04	10.750%	47.7%	12.5%	S+220	WAC

# Final A-4 and A-5 class sizes subject to change.  The A-4 could range from $0mm to 250mm; the A-5 could, in turn, range from $390.491mm to 640.491mm.

Please see footnote (6) in the attached term sheet for a discussion of the corresponding WALs and principal windows.

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Pricing:	November 20th
Anticipated Closing:	November 30th

Contacts

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Friday, November 20, 2020 1:07 PM
Subject: BMARK 2020-B21 – Launch (Public)(external)

BMARK 2020-B21 – Launch (Public)(external)

$918.876mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

						U/W NOI		Expected
Class	[REDACTED]	Size($mm)	WAL(yr)	C/E	LTV	Debt Yld	Launch	$px
A-1	[REDACTED]	11.511	2.69	30.000%	37.4%	16.0%	S+25	100-00
A-2	[REDACTED]	46.719	4.59	30.000%	37.4%	16.0%	S+65	103-00
A-4	[REDACTED]	216.500	9.24	30.000%	37.4%	16.0%	S+81	101-00
A-5	[REDACTED]	423.991	9.88	30.000%	37.4%	16.0%	S+83	103-00
A-AB	[REDACTED]	21.966	7.06	30.000%	37.4%	16.0%	S+73	103-00
A-S	[REDACTED]	99.095	9.98	20.375%	42.5%	14.1%	S+110	103-00
B	[REDACTED]	56.625	10.04	14.875%	45.5%	13.2%	S+130	103-00
C	[REDACTED]	42.469	10.04	10.750%	47.7%	12.5%	S+220	WAC

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Pricing:	~2:30PM EST, November 20th
Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS

JENNIFER KORNBLAU 212-834-4154

KAILIN TWOMEY 212-834-4154

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Friday, November 20, 2020 2:46 PM

Subject: BMARK 2020-B21 -- Pricing Spots (external)

BMARK 2020-B21 -- Pricing Spots (external)

Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

Treasuries

2yr:	99-29 3/4
3yr:	100-03 3/4
5yr:	99-13
7yr:	99-09+
10yr:	100-15+

Swap Spreads

2yr:	9.000
3yr:	8.250
4yr:	6.500
5yr:	6.750
6yr:	3.875
7yr:	0.625
8yr:	1.125
9yr:	1.000
10yr:	-0.125
12yr:	10.875

Anticipated Timing

Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU	212-834-4154
KAILIN TWOMEY	212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH	212-834-5467
BRAD HORN	212-834-9708
HARRIS RENDELSTEIN	212-834-6737

JPM CMBS TRADING DESK CONTACTS
AVINASH SHARMA	212-834-3111
DERRICK FETZER	212-834-3111

DEUTSCHE BANK TRADING DESK CONTACT
RYAN HORVATH	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

GOLDMAN SACHS CMBS BANKING CONTACTS

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Friday, November 20, 2020 4:09 PM

Subject: BMARK 2020-B21 -- Final Pricing Details (Public)(external)

BMARK 2020-B21 -- Final Pricing Details (Public)(external)

$918.876mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities

Co-Managers: Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	WAL(yr)	C/E	Spread	Yield	Cpn	$px
A-1	[REDACTED]	11.511	2.69	30.000%	S+25	0.53010	0.53730	99.9999
A-2	[REDACTED]	46.719	4.59	30.000%	S+65	1.05490	1.73760	102.9997
A-4	[REDACTED]	216.500	9.24	30.000%	S+81	1.58550	1.70440	100.9997
A-5	[REDACTED]	423.991	9.88	30.000%	S+83	1.64560	1.97750	102.9998
A-AB	[REDACTED]	21.966	7.06	30.000%	S+73	1.34500	1.79750	102.9998
A-S	[REDACTED]	99.095	9.98	20.375%	S+110	1.92190	2.25430	102.9995
B	[REDACTED]	56.625	10.04	14.875%	S+130	2.12530	2.45840	102.9995
C	[REDACTED]	42.469	10.04	10.750%	S+220	3.02530	3.34747	102.9993

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Closing: November 30th

Contacts

JPM SPG SYNDICATE CONTACTS

JENNIFER KORNBLAU 212-834-4154

KAILIN TWOMEY 212-834-4154

JPM CMBS BANKING CONTACTS

KUNAL SINGH 212-834-5467

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Monday, November 23, 2020 10:08 AM

Subject: BMARK 2020-B21 XA/XB -- New Issue Announcement (Public)(external)

BMARK 2020-B21 XA/XB -- New Issue Announcement (Public)(external)

CMBS IO Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP
Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	Guidance Approx	Proceeds ($mm)
X-A	[REDACTED]	819.782	J+190a	~94.0
X-B	[REDACTED]	99.094	J+190a	~4.5

XB Auction at 2pm ET today

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail,
10.7% Hospitality, 9.9% Industrial,
5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Launch/Price:	Early Week of November 23rd
Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU	212-834-4154
KAILIN TWOMEY	212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH	212-834-5467
BRAD HORN	212-834-9708
HARRIS RENDELSTEIN	212-834-6737

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Tuesday, November 24, 2020 8:48 AM
Subject: BMARK 2020-B21 XA -- Launch (Public)(external)

BMARK 2020-B21 XA -- Launch (Public)(external)
CMBS IO Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	Launch	Approx Proceeds ($mm)
X-A	[REDACTED]	819.782	J+200	~93.5

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Price:	Today at ~9:30am ET
Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU 212-834-4154
KAILIN TWOMEY 212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH 212-834-5467
BRAD HORN 212-834-9708
HARRIS RENDELSTEIN 212-834-6737

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent:  Tuesday, November 24, 2020 9:41 AM
Subject:  BMARK 2020-B21 XA / XB -- Pricing Spots (external)

BMARK 2020-B21 XA / XB -- Pricing Spots (external)

Fixed Rate CMBS Offering

Co-Lead Managers and
Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities

Co-Managers:	Academy Securities and Drexel Hamilton

Treasuries

7yr:   99-02+

10yr: 100-02

Anticipated Timing

Anticipated Closing: November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU	212-834-4154
KAILIN TWOMEY	212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH	212-834-5467
BRAD HORN	212-834-9708
HARRIS RENDELSTEIN	212-834-6737

JPM CMBS TRADING DESK CONTACTS
AVINASH SHARMA	212-834-3111
DERRICK FETZER	212-834-3111

DEUTSCHE BANK TRADING DESK CONTACT
RYAN HORVATH	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

GOLDMAN SACHS CMBS BANKING CONTACTS
LEAH NIVISON	212-357-2702
SCOTT EPPERSON	212-934-2882
JUSTIN PETERSON	212-902-4283

GOLDMAN SACHS SYNDICATE CONTACTS
SCOTT WALTER	212-357-8910
MONIQUE HARMON	212-357-9012

GOLDMAN SACHS CAPITAL MARKETS CONTACTS
MARK ROMANCZUK	212-902-0290
NITIN JAGGA	212-855-9035

The issuer has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-226082) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Tuesday, November 24, 2020 10:09 AM
Subject: BMARK 2020-B21 XA -- Final Pricing Details (Public)(external)

BMARK 2020-B21 XA – Final Pricing Details (Public)(external)
CMBS IO Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	Sprd	Cpn	Yld	$px
X-A	[REDACTED]	819.782	J+200	1.45915	2.7821	11.3928

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU	212-834-4154
KAILIN TWOMEY	212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH	212-834-5467
BRAD HORN	212-834-9708
HARRIS RENDELSTEIN	212-834-6737

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Tuesday, November 24, 2020 8:48 AM

Subject: BMARK 2020-B21 XB -- Launch (Public)(external)

BMARK 2020-B21 XB -- Launch (Public)(external)

CMBS IO Offering

Co-Lead Managers and Joint Bookrunners: Goldman Sachs & Co. LLC, Citigroup, JP

Morgan, and Deutsche Bank Securities

Co-Managers: Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	Launch	Approx Proceeds ($mm)
X-B	[REDACTED]	99.094	J+173	~4.51

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail,
10.7% Hospitality, 9.9% Industrial,
5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Price:	Today at ~9:30am ET
Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS

JENNIFER KORNBLAU 212-834-4154

KAILIN TWOMEY 212-834-4154

JPM CMBS BANKING CONTACTS

KUNAL SINGH 212-834-5467

BRAD HORN 212-834-9708

HARRIS RENDELSTEIN 212-834-6737

JPM CMBS TRADING DESK CONTACTS

AVINASH SHARMA 212-834-3111

DERRICK FETZER 212-834-3111

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-08

Sent: Tuesday, November 24, 2020 10:09 AM
Subject: BMARK 2020-B21 XB -- Final Pricing Details (Public)(external)

BMARK 2020-B21 XB – Final Pricing Details (Public)(external)
CMBS IO Offering

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC, Citigroup, JP Morgan, and Deutsche Bank Securities
Co-Managers:	Academy Securities and Drexel Hamilton

Class	[REDACTED]	Size($mm)	Sprd	Cpn	Yld	$px
X-B	[REDACTED]	99.094	J+173	0.51983	2.5759	4.5517

Collateral Summary

Initial Pool Balance:	$1,083,740,881
Number of Mortgage Loans:	39
Number of Mortgaged Properties:	74
Average Cut-off Date Mortgage Loan Balance:	$27,788,228
Weighted Average Mortgage Interest Rate:	3.37454%
Weighted Average Remaining Term to Maturity Date/ARD (mos):	115
Weighted Average Remaining Amortization Term (mos):	357
Weighted Average Cut-off Date LTV Ratio:	53.4%
Weighted Average Maturity Date/ARD LTV Ratio:	50.8%
Weighted Average Underwritten DSCR Ratio:	2.91x
Weighted Average Debt Yield on Underwritten NOI:	11.2%
% of Mortgage Loans with Mezzanine Debt:	15.2%
% of Mortgage Loans with Subordinate Debt:	24.0%
% of Mortgage Loans with Preferred Equity:	0.0%
% of Mortgaged Properties with Single Tenants:	7.5%

Property Type:	35.8% Office, 20.7% Mixed Use, 12.7% Retail, 10.7% Hospitality, 9.9% Industrial, 5.5% Multifamily

Top 2 States:	36.7% NY, 16.1% CA

Anticipated Timing

Anticipated Closing:	November 30th

Contacts

JPM SPG SYNDICATE CONTACTS
JENNIFER KORNBLAU	212-834-4154
KAILIN TWOMEY	212-834-4154

JPM CMBS BANKING CONTACTS
KUNAL SINGH	212-834-5467
BRAD HORN	212-834-9708
HARRIS RENDELSTEIN	212-834-6737

JPM CMBS TRADING DESK CONTACTS
AVINASH SHARMA	212-834-3111
DERRICK FETZER	212-834-3111

DEUTSCHE BANK TRADING DESK CONTACT
RYAN HORVATH	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

GOLDMAN SACHS CMBS BANKING CONTACTS
LEAH NIVISON	212-357-2702
SCOTT EPPERSON	212-934-2882
JUSTIN PETERSON	212-902-4283

GOLDMAN SACHS SYNDICATE CONTACTS
SCOTT WALTER	212-357-8910
MONIQUE HARMON	212-357-9012

GOLDMAN SACHS CAPITAL MARKETS CONTACTS
MARK ROMANCZUK	212-902-0290
NITIN JAGGA	212-855-9035

The issuer has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-226082) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov<http://www.sec.gov/>. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

Note that documents transmitted by e-mail may be altered or changed during the process of transmission and neither the issuer, Goldman Sachs nor any of their affiliates accept liability or responsibility for any alteration or change. Use of e-mail is at your own risk and it is important for you to protect against viruses.

Information, if any, contained herein or that we may otherwise provide to you regarding investor demand in the offering speaks only as of the time it is provided. Such information may be based on indications of interest that are subsequently amended or withdrawn. Also, the amount of securities, if any, allocated to an investor may be less than the amount for which the investor indicated interest in the offering. Note too that the aggregate amount of securities distributed in initial investor allocations may be less than the total amount of securities underwritten in the offering.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information is subject to change, completion or amendment from time to time. It does not purport to be a complete description of these securities or the offering. Please refer to the offering circular for a complete description. Any investment decision with respect to the securities should be made by you based upon the information contained in the offering memorandum relating to the securities. There can be no assurance that actual pricing will be completed at the indicated value(s).

This communication relates to an offering of securities that is exempt from the registration requirements of the Securities Act of 1933. You agree that you will not distribute or provide this information to any other person. Investors are urged to